APPENDIX A

Master Custodian Agreement

Management Investment Companies Registered with the SEC and Portfolios thereof, If Any

Wells Fargo Funds Trust

100% Treasury Money Market Fund
Absolute Return Fund
Adjustable Rate Government Fund
Alternative Strategies Fund
Asia Pacific Fund
Asset Allocation Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Capital Growth Fund
Cash Investment Money Market Fund
Colorado Tax-Free Fund
Common Stock Fund
Conservative Income Fund
Core Bond Fund
Core Plus Bond Fund
Disciplined U.S. Core Fund
Discovery Fund
Diversified Capital Builder Fund
Diversified Equity Fund
Diversified Income Builder Fund
Diversified International Fund
Dynamic Target Today Fund
Dynamic Target 2015 Fund
Dynamic Target 2020 Fund
Dynamic Target 2025 Fund
Dynamic Target 2030 Fund
Dynamic Target 2035 Fund
Dynamic Target 2040 Fund
Dynamic Target 2045 Fund
Dynamic Target 2050 Fund
Dynamic Target 2055 Fund
Dynamic Target 2060 Fund
Emerging Growth Fund
Emerging Markets Bond Fund1
Emerging Markets Equity Fund
Emerging Markets Equity Income Fund
Endeavor Select Fund
Enterprise Fund
Factor Enhanced Emerging Markets Fund2
Factor Enhanced International Fund3
Factor Enhanced Large Cap Fund4
Factor Enhanced Small Cap Fund5
Global Long/Short Fund
Global Small Cap Fund
Government Money Market Fund
Government Securities Fund
Growth Fund
Growth Balanced Fund
Heritage Money Market Fund
High Yield Bond Fund
High Yield Corporate Bond Fund6
High Yield Municipal Bond Fund
Index Asset Allocation Fund
Index Fund
Intermediate Tax/AMT-Free Fund
International Government Bond Fund7
International Bond Fund
International Equity Fund
International Value Fund
Intrinsic Small Cap Value Fund
Intrinsic Value Fund
Intrinsic World Equity Fund
Large Cap Core Fund
Large Cap Growth Fund
Large Company Value Fund
Low Volatility U.S. Equity Fund
Managed Account CoreBuilder Shares – Series M
Minnesota Tax-Free Fund
Moderate Balanced Fund
Money Market Fund
Municipal Bond Fund
Municipal Cash Management Money Market Fund
National Tax-Free Money Market Fund
North Carolina Tax-Free Fund
Omega Growth Fund
Opportunity Fund
Pennsylvania Tax-Free Fund
Precious Metals Fund
Premier Large Company Growth Fund
Real Return Fund
Short Duration Government Bond Fund
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Small Cap Core Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Special Mid Cap Value Fund
Special Small Cap Value Fund
Specialized Technology Fund
Strategic Income Fund
Strategic Municipal Bond Fund
Target Today Fund (f/k/a Dow Jones Target Today Fund)
Target 2010 Fund (f/k/a Dow Jones Target 2010 Fund)
Target 2015 Fund (f/k/a Dow Jones Target 2015 Fund)
Target 2020 Fund (f/k/a Dow Jones Target 2020 Fund)
Target 2025 Fund (f/k/a Dow Jones Target 2025 Fund)
Target 2030 Fund (f/k/a Dow Jones Target 2030 Fund)
Target 2035 Fund (f/k/a Dow Jones Target 2035 Fund)
Target 2040 Fund (f/k/a Dow Jones Target 2040 Fund)
Target 2045 Fund (f/k/a Dow Jones Target 2045 Fund)
Target 2050 Fund (f/k/a Dow Jones Target 2050 Fund)
Target 2055 Fund (f/k/a Dow Jones Target 2055 Fund)
Target 2060 Fund (f/k/a Dow Jones Target 2060 Fund)
Traditional Small Cap Growth Fund
Treasury Plus Money Market Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
U.S. Core Bond Fund8
Utility and Telecommunications Fund
WealthBuilder Conservative Allocation Fund
WealthBuilder Equity Fund
WealthBuilder Growth Allocation Fund
WealthBuilder Growth Balanced Fund
WealthBuilder Moderate Balanced Fund
Wisconsin Tax-Free Fund

Asset Allocation Trust
Wells Fargo Income Opportunities Fund
Wells Fargo Multi-Sector Income Fund
Wells Fargo Utilities and High Income Fund
Wells Fargo Global Dividend Opportunity Fund

Wells Fargo Variable Trust
VT Discovery Fund
VT Index Asset Allocation Fund
VT International Equity Fund
VT Omega Growth Fund
VT Opportunity Fund
VT Small Cap Growth Fund

Wells Fargo Master Trust
Bloomberg Barclays US Aggregate ex-Corporate Portfolio
C&B Large Cap Value Portfolio
Core Bond Portfolio
Diversified Fixed Income Portfolio
Diversified Large Cap Growth Portfolio
Diversified Stock Portfolio
Emerging Growth Portfolio
Emerging Markets Bond Portfolio
Factor Enhanced Emerging Markets Portfolio
Factor Enhanced International Portfolio
Factor Enhanced Large Cap Portfolio
Factor Enhanced Small Cap Portfolio
High Yield Corporate Bond Portfolio
Index Portfolio
International Government Bond Portfolio9
International Growth Portfolio
International Value Portfolio
Investment Grade Corporate Bond Portfolio
Large Company Value Portfolio
Managed Fixed Income Portfolio
Real Return Portfolio
Short-Term Investment Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Stable Income Portfolio
Strategic Retirement Bond Portfolio
U.S. REIT Portfolio

Appendix A amended: August 17, 2017

1  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Bond Fund, effective in August 2017.

2  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Emerging Markets Fund, effective in August 2017.

3  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced International Fund, effective in August 2017.

4  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Large Cap Fund, effective in August 2017.

5  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Factor Enhanced Small Cap Fund, effective in August 2017.

6  On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the High Yield Corporate Bond Fund, effective in August 2017.

7   On August 16, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the International Government Bond Fund, effective in November 2017.

8   On May 17, 2017 the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the U.S. Core Bond Fund, effective in August 2017.

9   On August 17, 2017 the Board of Trustees of Wells Fargo Master Trust approved the establishment of the International Government Bond Portfolio, effective on or about August 17, 2017.